UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) Of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 22, 2007

                         Citizens Communications Company
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            001-11001                                   06-0619596
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     (Commission File Number)                (IRS Employer Identification No.)


  3 High Ridge Park, Stamford, Connecticut                    06905
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  (Address of principal executive offices)                  (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.     Departure  of  Directors  or  Principal  Officers;  Election  of
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               Directors;  Appointment  of  Principal  Officers;  Compensatory
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               Arrangements of Certain Officers.
               ---------------------------------

               The information set forth in Exhibit 99.1 in response to Item 9.01(d) is incorporated herein by reference.

Item 8.01      Other Events
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               On February 23,  2007,  the Company  announced  that its Board of
               Directors declared a regular quarterly cash dividend of $0.25 per share, payable on March 30, 2007 to holders of record of its common stock at the close of business on March 9, 2007. A copy of
               the  Company's   press  release   issued  on  February  23,  2007
               announcing  the  declaration of the dividend is filed herewith as
               Exhibit 99.2 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits
               ---------------------------------

          (d)  Exhibits

               99.1 Information Concerning Executive Compensation.

               99.2 Press Release of Citizens Communications Company issued February 23, 2007.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CITIZENS COMMUNICATIONS COMPANY


Date:  February 27, 2007         By:/s/ Robert J. Larson
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                                      Robert J. Larson
                                      Senior Vice President and
                                      Chief Accounting Officer